FIRST AMENDMENT TO CONSULTING AGREEMENT
            BETWEEN BEVERLY NATIONAL CORPORATION AND JULIA L. ROBICHAU

     THIS AGREEMENT, made and entered into this 22nd day of December, 1998 by and between Beverly National Corporation, its subsidiaries and affiliates (hereinafter called the "Corporation") and Julia L. Robichau (hereinafter called the "Executive") is the First Amendment to a Consulting Agreement dated December 24, 1996, by and between the Corporation and Executive. Executive and Corporation hereby agree to amend the Agreement by amending the first sentence of 3 to read "Consultant shall be paid a consulting fee of $30,000 per annum (the "Consulting Fee"), prorated for portions of a year, payable monthly or as otherwise agreed by Consultant and the Corporation."

     All other terms and conditions of the Agreement continue in full force and effect.

Attest:                                  BEVERLY NATIONAL BANK

/s/Paul Germano                          By:/s/Lawrence M. Smith
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                                            Lawrence M. Smith

/s/Peter E. Simonsen                     By:/s/Julia L Robichau
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(Witness)                                   Julia L. Robichau